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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 29, 2008



                        HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)



        CONNECTICUT                    001-32293                  06-0974148
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                              200 HOPMEADOW STREET
                          SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)



       Registrant's telephone number, including area code: (860) 547-5000


                          -----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

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Item 9.01. Financial Statements and Exhibits



     The following documents are filed with reference to and are hereby incorporated by reference as exhibits to the Registration Statement on Form S-3 (File No. 333-137215) which became automatically effective on September 8, 2006 (the "Registration Statement").

     (d) Exhibits


EXHIBIT NUMBER                          DESCRIPTION
--------------                          -----------

Exhibit 5.1      Opinion of Counsel of Hartford Life Insurance Company.

Consent 23.1     Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.1).




                                   SIGNATURES



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                             HARTFORD LIFE INSURANCE COMPANY
                                             (REGISTRANT)


DATE:  AUGUST 29, 2008                       BY:  /s/ Jeffrey L. Johnson
                                             -----------------------------------

                                             Name:    Jeffrey L. Johnson
                                             Title:   Assistant Vice President



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                                  EXHIBIT INDEX


EXHIBIT NUMBER                          DESCRIPTION
--------------                          -----------

Exhibit 5.1      Opinion of Counsel of Hartford Life Insurance Company.

Consent 23.1     Consent of Counsel of Hartford Life Insurance Company
                 (included in Exhibit 5.1).